Tidal Trust II 485BPOS

Exhibit 99(h)(1)(36)

THIRTY-SIXTH AMENDMENT

TO THE FUND ADMINISTRATION SERVICING AGREEMENT

THIS THIRTY-SIXTH AMENDMENT, effective as of May 28, 2026, to the Fund Administration Servicing Agreement (the “Agreement”) dated as of July 5, 2022, as amended, is entered into by and between Tidal Trust II, a Delaware statutory trust (the “Trust”) and Tidal ETF Services LLC, a Delaware limited liability company (“Tidal”).

RECITALS

WHEREAS, the parties have entered into the Agreement; and

WHEREAS, the parties desire to amend the Agreement to update Exhibit A, as amended, to:

Add the following funds:

Defiance 2X Daily Short Pure Space Index ETF

Defiance 2X Daily Short Taiwan ETF

Defiance Daily Target 2X Long [Anduril]

Defiance Daily Target 2X Long [Anthropic] ETFs

Defiance Daily Target 2X Long [Cohere] ETF

Defiance Daily Target 2X Long [X-Energy] ETF

Defiance Daily Target 2X Long DRAM ETF

Defiance Daily Target 2X Long FLNC ETF

Defiance Daily Target 2X Long KRMN ETF

Defiance Daily Target 2X Long MTSI ETF

Defiance Daily Target 2X Long OpenAI ETF

Defiance Daily Target 2X Long PURR ETF

Defiance Daily Target 2X Long SIVEF ETF

Defiance Daily Target 2X Short [Anduril] ETF

Defiance Daily Target 2X Short [Anthropic] ETF

Defiance Daily Target 2X Short [Cohere] ETF

Defiance Daily Target 2X Short Discord ETF

Defiance Daily Target 2X Short Long OpenAI ETF

Reflect the following name change:

Defiance Daily Target 2x Long BITF ETF to Defiance Daily Target 2x Long KEEL ETF

WHEREAS, Section 11 of the Agreement allows for its amendment by written agreement executed by the Trust and Tidal and approved by the Board of Trustees of the Trust.

NOW, THEREFORE, the parties agree as follows:

Amended Exhibit A of the Agreement is hereby superseded and replaced in its entirety with Amended Exhibit A attached hereto.

Except to the extent amended hereby, the Agreement shall remain in full force and effect.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by a duly authorized officer on one or more counterparts as of the date last written below.

TIDAL TRUST II On behalf of each series listed on Amended Exhibit A attached hereto		TIDAL ETF SERVICES LLC

By:	/s/ Lissa Richter	By:	/s/ Eric Falkeis
Name:	Lissa Richter	Name:	Eric Falkeis
Title:	Vice President	Title:	Co-Founder & COO

Amended Exhibit A

to the

Fund Administration Servicing Agreement

Separate Series (Funds) of Tidal Trust II

Name of Series

Carbon Collective Climate Solutions U.S. Equity ETF
Carbon Collective Short Duration Green Bond ETF

YieldMax® Innovation Option Income Strategy ETF
YieldMax® KWEB Option Income Strategy ETF
YieldMax® Gold Miners Option Income Strategy ETF
YieldMax® XBI Option Income Strategy ETF
YieldMax® TLT Option Income Strategy ETF
YieldMax® AAPL Option Income Strategy ETF
YieldMax® AMZN Option Income Strategy ETF
YieldMax® BRK.B Option Income Strategy ETF
YieldMax® COIN Option Income Strategy ETF
YieldMax® META Option Income Strategy ETF
YieldMax® GOOGL Option Income Strategy ETF
YieldMax® NFLX Option Income Strategy ETF
YieldMax® NVDA Option Income Strategy ETF
YieldMax® XYZ Option Income Strategy ETF
YieldMax® TSLA Option Income Strategy ETF
YieldMax® MSTR Option Income Strategy ETF
YieldMax® ABNB Option Income Strategy ETF
YieldMax® AMD Option Income Strategy ETF
YieldMax® MRNA Option Income Strategy ETF
YieldMax® PYPL Option Income Strategy ETF
YieldMax® DIS Option Income Strategy ETF
YieldMax® JP Option Income Strategy ETF
YieldMax® MSFT Option Income Strategy ETF
YieldMax® XOM Option Income Strategy ETF
YieldMax® AI Option Income Strategy ETF
YieldMax® ROKU Option Income Strategy ETF
YieldMax® SNOW Option Income Strategy ETF
YieldMax® ZM Option Income Strategy ETF
YieldMax® ADBE Option Income Strategy ETF
YieldMax® NKE Option Income Strategy ETF
YieldMax® ORCL Option Income Strategy ETF
YieldMax® INTC Option Income Strategy ETF
YieldMax® BIIB Option Income Strategy ETF
YieldMax® BA Option Income Strategy ETF
YieldMax® TGT Option Income Strategy ETF
YieldMax® Universe Fund of Option Income ETFs

YieldMax® Magnificent 7 Fund of Option Income ETFs
YieldMax® Short TSLA Option Income Strategy ETF
YieldMax® Short Innovation Option Income Strategy ETF
YieldMax® Short NVDA Option Income Strategy ETF
YieldMax® Short COIN Option Income Strategy ETF
YieldMax® Short AAPL Option Income Strategy ETF
YieldMax® Short N100 Option Income Strategy ETF
YieldMax® Bitcoin Option Income Strategy ETF
YieldMax® BABA Option Income Strategy ETF
YieldMax® CVNA Option Income Strategy ETF
YieldMax® DKNG Option Income Strategy ETF
YieldMax® HOOD Option Income Strategy ETF
YieldMax® JD Option Income Strategy ETF
YieldMax® MARA Option Income Strategy ETF
YieldMax® PDD Option Income Strategy ETF
YieldMax® PLTR Option Income Strategy ETF
YieldMax® RBLX Option Income Strategy ETF
YieldMax® SHOP Option Income Strategy ETF
YieldMax® SMCI Option Income Strategy ETF
YieldMax® TSM Option Income Strategy ETF
YieldMax® Ether Option Income Strategy ETF
YieldMax® Target 12™ Semiconductor Option Income ETF
YieldMax® Target 12™ Biotech & Pharma Option Income ETF
YieldMax® Target 12™ Energy Option Income ETF
YieldMax® Target 12™ Real Estate Option Income ETF
YieldMax® Target 12™ Tech & Innovation Option Income ETF
YieldMax® Target 12™ Big 50 Option Income ETF
YieldMax® Dorsey Wright Hybrid 5 Income ETF
YieldMax® Dorsey Wright Featured 5 Income ETF
YieldMax® AI & Tech Portfolio Option Income ETF
YieldMax® Crypto Industry & Tech Portfolio Option Income ETF
YieldMax® China Portfolio Option Income ETF
YieldMax® Semiconductor Portfolio Option Income ETF
YieldMax® Biotech & Pharma Portfolio Option Income ETF

YieldMax® Ultra Option Income Strategy ETF
YieldMax® Ultra Short Option Income Strategy ETF
YieldMax® Nasdaq 100 0DTE Covered Call Strategy ETF
YieldMax® S&P 500 0DTE Covered Call Strategy ETF
YieldMax® R2000 0DTE Covered Call Strategy ETF
YieldMax® MSTR Short Option Income Strategy ETF
YieldMax® AMD Short Option Income Strategy ETF
YieldMax® AMZN Short Option Income Strategy ETF
YieldMax® MARA Short Option Income Strategy ETF
YieldMax® Bitcoin Short Option Income Strategy ETF
YieldMax® META Short Option Income Strategy ETF
YieldMax® SMCI Short Option Income Strategy ETF
YieldMax® AI Performance and Distribution Target 25 ETF

YieldMax® AMD Performance and Distribution Target 25 ETF
YieldMax® AMZN Performance and Distribution Target 25 ETF
YieldMax® COIN Performance and Distribution Target 25 ETF
YieldMax® MARA Performance and Distribution Target 25 ETF

YieldMax® MSTR Performance and Distribution Target 25 ETF
YieldMax® NVDA Performance and Distribution Target 25 ETF
YieldMax® PLTR Performance and Distribution Target 25 ETF
YieldMax® SMCI Performance and Distribution Target 25 ETF
YieldMax® TSLA Performance and Distribution Target 25 ETF
YieldMax® Bitcoin Performance and Distribution Target 25 ETF
YieldMax® RDDT Option Income Strategy ETF
YieldMax® GME Option Income Strategy ETF
YieldMax® AFRM Option Income Strategy ETF
YieldMax® CRWD Option Income Strategy ETF
YieldMax® UBER Option Income Strategy ETF
YieldMax® ARM Option Income Strategy ETF
YieldMax® AVGO Option Income Strategy ETF
YieldMax® HIMS Option Income Strategy ETF
YieldMax® APP Option Income Strategy ETF
YieldMax® LLY Option Income Strategy ETF
YieldMax® SPOT Option Income Strategy ETF
YieldMax® IONQ Option Income Strategy ETF
YieldMax® GLXY Option Income Strategy ETF
YieldMax® CRWV Option Income Strategy ETF
YieldMax® CRCL Option Income Strategy ETF
YieldMax® SCHD Target Double Distribution ETF
YieldMax® Hundred Club ETF
YieldMax® Top Ten ETF
YieldMax® WarTech & Cyber Defense Portfolio Option Income ETF
YieldMax® Strategic Metals & Mining Portfolio Option Income ETF
YieldMax® Digital Finance Ecosystem Portfolio Option Income ETF
YieldMax® RoboTech & Automation Portfolio Option Income ETF

Nicholas Fixed Income Alternative ETF
Nicholas Global Equity and Income ETF
Nicholas Crypto Income ETF
Nicholas Gold Income ETF
Nicholas Silver Income ETF
Nicholas Nuclear Income ETF
Nicholas Defense and Rare Earth Income
Nicholas Bitcoin Tail ETF
Nicholas Bitcoin AfterDark ETF

Pinnacle Focused Opportunities ETF

Return Stacked® Bonds & Managed Futures ETF
Return Stacked® Global Stocks & Bonds ETF
Return Stacked® U.S. Stocks & Managed Futures ETF
Return Stacked® Bonds & Futures Yield ETF
Return Stacked® U.S. Stocks & Futures Yield ETF
Return Stacked® Bonds & Merger Arbitrage ETF
Return Stacked® U.S. Stocks & Gold/Bitcoin ETF

Return Stacked® International Stock & Managed Futures ETF

DGA Core Plus Absolute Return ETF

Tactical Advantage ETF

Roundhill Generative AI & Technology ETF

Blueprint Chesapeake Multi-Asset Trend ETF

Grizzle Growth ETF

Defiance Nasdaq 100 Target 30 Weekly Distribution ETF
Defiance S&P 500 Target 30 Weekly Distribution ETF
Defiance R2000 Target 30 Weekly Distribution ETF
Defiance Treasury Alternative Yield ETF
Defiance Developed Markets Enhanced Options Income ETF
Defiance Emerging Markets Enhanced Options Income ETF
Defiance Nasdaq 100 Income Target ETF
Defiance S&P 500 Income Target ETF
Defiance R2000 Income Target ETF
Defiance Gold Enhanced Options Income ETF
Defiance Silver Enhanced Options Income ETF
Defiance Oil Enhanced Options Income ETF
Defiance Treasury Enhanced Options Income ETF
Defiance Daily Target 2X Short MSTR ETF
Defiance Daily Target 2X Long RIOT ETF
Defiance Daily Target 2X Long Copper Miners ETF
Defiance Daily Target 2X Long China Dragons ETF
Defiance Daily Target 2X Long LLY ETF
Defiance Daily Target 2X Long MSTR ETF
Defiance Daily Target 2X Long NVO ETF
Defiance Daily Target 2X Long AVGO ETF
Defiance Daily Target 2X Long SMCI ETF
Defiance Daily Target 2X Long Solar ETF
Defiance Large Cap ex-Mag 7 ETF
Defiance Daily Target 2X Long SOFI ETF
Defiance Daily Target 2X Long AMAT ETF
Defiance Daily Target 2X Long B ETF
Defiance Daily Target 2X Long ORCL ETF
Defiance Daily Target 2X Long FSLR ETF
Defiance Daily Target 2X Long DKNG ETF
Defiance Hot Sauce Daily 3X Strategy ETF
Defiance AI & Power Infrastructure ETF
Defiance Leveraged Long MSTR ETF
Defiance Leveraged Long + Income MSTR ETF
Defiance Daily Target 2X Long HIMS ETF
Defiance Daily Target 2X Long IONQ ETF
Defiance Daily Target 2X Long RKLB ETF
Defiance Daily Target 2X Long CVNA ETF
Defiance Daily Target 2X Long HOOD ETF
Defiance Daily Target 2X Long VST ETF
Defiance Daily Target 2X Long PENN ETF
Defiance Daily Target 2X Long SOUN ETF

Defiance Daily Target 2X Long MRVL ETF
Defiance Daily Target 2X Long RGTI ETF
Defiance Daily Target 2X Short RIOT ETF
Defiance Daily Target 2X Short SMCI ETF
Defiance Daily Target 2X Long DJT ETF
Defiance Daily Target 2X Long RDDT ETF
Defiance Nasdaq 100 LightningSpread™ Income ETF
Defiance S&P 500 LightningSpread™ Income ETF
Defiance Russell 2000 LightningSpread™ Income ETF
Defiance Daily Target 2X Short CVNA ETF
Defiance Daily Target 2X Short IONQ ETF
Defiance Daily Target 2X Short PLTR ETF
Defiance Daily Target 2X Short RKLB ETF
Defiance Daily Target 2X Long ARM ETF
Defiance Daily Target 2X Long UBER ETF
Defiance Daily Target 2X Long ANET ETF
Defiance Daily Target 2x Long OKLO ETF
Defiance Daily Target 2x Long QBTS ETF
Defiance Daily Target 2x Short RGTI ETF
Defiance Daily Target 2x Short QBTS ETF
Defiance Nasdaq 100 Double Short Hedged ETF
Defiance 2X Daily Long Pure Quantum ETF
Defiance MAGA Seven ETF
Defiance Vol Carry Hedged ETF
Defiance Enhanced Short Vol ETF
Defiance Leveraged Long + Income AAPL ETF
Defiance Leveraged Long + Income AMZN ETF
Defiance Leveraged Long + Income BRK.B ETF
Defiance Leveraged Long + Income COIN ETF
Defiance Leveraged Long + Income GOOGL ETF
Defiance Leveraged Long + Income META ETF
Defiance Leveraged Long + Income NFLX ETF
Defiance Leveraged Long + Income NVDA ETF
Defiance Leveraged Long + Income TSLA ETF
Defiance Leveraged Long + Income MAGS ETF
Defiance Leveraged Long + Income QQQ ETF
Defiance Leveraged Long + Income SPY ETF
Defiance Leveraged Long + Income ETHER ETF
Defiance Leveraged Long + Income IBIT ETF
Defiance Leveraged Long + Income Magnificent Seven ETF
Defiance Leveraged Long + Income Nasdaq 100 ETF
Defiance Leveraged Long + Income S&P 500 ETF
Defiance Leveraged Long + Income Bitcoin ETF
Defiance Leveraged Long + Income CRCL ETF
Defiance Leveraged Long + Income CRWV ETF
Defiance Leveraged Long + Income GLXY ETF
Defiance Daily Target 2X Long AEO ETF
Defiance Daily Target 2X Long ALAB ETF
Defiance Daily Target 2X Long APLD ETF
Defiance Daily Target 2X Long AVAV ETF
Defiance Daily Target 2X Long BLSH ETF

Defiance Daily Target 2X Long DASH ETF
Defiance Daily Target 2X Long ET ETF
Defiance Daily Target 2X Long FIG ETF
Defiance Daily Target 2X Long IREN ETF
Defiance Daily Target 2X Long JOBY ETF
Defiance Daily Target 2X Long KTOS ETF
Defiance Daily Target 2X Long LMND ETF
Defiance Daily Target 2X Long MP ETF
Defiance Daily Target 2X Long MRNA ETF
Defiance Daily Target 2X Long NBIS ETF
Defiance Daily Target 2X Long NVTS ETF
Defiance Daily Target 2X Long OSCR ETF
Defiance Daily Target 2X Long PONY ETF
Defiance Daily Target 2X Long QS ETF
Defiance Daily Target 2X Long RBRK ETF
Defiance Daily Target 2X Long RCAT ETF
Defiance Daily Target 2X Long ZETA ETF
Defiance SCHD Target 10 Income ETF
Defiance Leveraged Long BEAM ETF
Defiance Leveraged Long SBET ETF
Defiance Leveraged Long OPEN ETF
Defiance Leveraged Long EOSE ETF
Defiance Leveraged Long DOCN ETF
Defiance Leveraged Long HTZ ETF
Defiance Leveraged Long NEGG ETF
Defiance Leveraged Long NMAX ETF
Defiance Leveraged Long RUM ETF
Defiance Leveraged Long + Income BMNR ETF
Defiance Leveraged Long + Income SOFI ETF
Defiance Leveraged Long + Income SOL
Defiance Leveraged Long + Income XRP
Defiance Daily Target 2X Long CHWY ETF
Defiance Daily Target 2X Long CAVA ETF
Defiance Daily Target 2X Long ELF ETF
Defiance Daily Target 2X Long WYNN ETF
Defiance Daily Target 2X Long BMNR ETF
Defiance Daily Target 2X Long ESLT ETF
Defiance Daily Target 2X Long AA ETF
Defiance Daily Target 2X Long CAE ETF
Defiance Daily Target 2X Long CSCO ETF
Defiance Daily Target 2X Long EBAY ETF
Defiance Daily Target 2X Long EXEL ETF
Defiance Daily Target 2X Long IBKR ETF
Defiance Daily Target 2X Long KLAC ETF
Defiance Daily Target 2X Long MPWR ETF
Defiance Daily Target 2X Long PFE ETF
Defiance Daily Target 2X Long SE ETF
Defiance Daily Target 2X Long ERIC ETF
Defiance Daily Target 2X Long UPS ETF
Defiance QTUM Options Income ETF
Defiance Daily Target 2X Short BNMR ETF

Defiance Daily Target 2X Short CRCL ETF
Defiance Daily Target 2X Short AMD ETF
Defiance Daily Target 2X Short APP ETF
Defiance Daily Target 2X Short ASTS ETF
Defiance Daily Target 2X Short AVGO ETF
Defiance Daily Target 2X Short BBAI ETF
Defiance Daily Target 2X Short HIMS ETF
Defiance Daily Target 2X Short HOOD ETF
Defiance Daily Target 2X Short INTC ETF
Defiance Daily Target 2X Short MRVL ETF
Defiance Daily Target 2X Short MU ETF
Defiance Daily Target 2X Short NVO ETF
Defiance Daily Target 2X Short OKLO ETF
Defiance Daily Target 2X Short OSCR ETF
Defiance Daily Target 2X Short SBET ETF
Defiance Daily Target 2X Short TSM ETF
Defiance Daily Target 2X Short UNH ETF
Defiance Daily Target 2x Long LUNR ETF
Defiance Daily Target 2x Long KEEL ETF
Defiance Daily Target 2x Long CLS ETF
Defiance Daily Target 2x Long JMIA ETF
Defiance Daily Target 2x Long HPQ ETF
Defiance Daily Target 2x Long RKT ETF
Defiance Daily Target 2x Long ONDS ETF
Defiance Daily Target 2x Long PGY ETF
Defiance Daily Target 2x Long PL ETF
Defiance Daily Target 2X Short JOBY ETF
Defiance Daily Target 2X Short NVTS ETF
Defiance Daily Target 2X Short NBIS ETF
Defiance Daily Target 2X Short CLSK ETF
Defiance Daily Target 2X Short APLD ETF
Defiance Daily Target 2X Short CRWV ETF
Defiance Daily Target 2X Short UPST ETF
Defiance Daily Target 2X Short SMR ETF
Defiance Daily Target 2X Short BITF ETF
Defiance Daily Target 2X Short SNOW ETF
Defiance Daily Target 2X Short IREN ETF
Defiance Daily Target 2X Short OPEN ETF
Defiance Daily Target 2X Short BE ETF
Defiance Daily Target 2X Short ORCL ETF
Defiance Daily Target 2X Short ARM ETF
Defiance Daily Target 2x Long BE ETF
Defiance Daily Target 2x Long BTQ ETF
Defiance Daily Target 2x Long JBLU ETF
Defiance Daily Target 2x Long BIIB ETF
Defiance Daily Target 2x Long OXY ETF
Defiance Daily Target 2x Long WING ETF
Defiance Daily Target 2x Long VRTX ETF
Defiance Daily Target 2x Long ZIM ETF
Defiance Daily Target 2x Long RMBS ETF
Defiance Daily Target 2x Long NOK ETF

Defiance Daily Target 2X Long ETHM ETF
Defiance Daily Target 2X Long WLTH ETF
Defiance Long Pure Quantum ETF
Defiance 2x Daily Short Pure Quantum Computing Index ETF
Defiance 2x Daily Long Pure Drone and Aerial Automation ETF
Defiance Daily Target 2x Long CLF ETF
Defiance Daily Target 2x Long PLUG ETF
Defiance Daily Target 2x Long UUUU ETF
Defiance Daily Target 2x Long CCJ ETF
Defiance Daily Target 2x Long DNN ETF
Defiance Daily Target 2x Long HL ETF
Defiance Daily Target 2x Long NDAQ ETF
Defiance Daily Target 2x Long PAAS ETF
Defiance Daily Target 2x Long PATH ETF
Defiance Daily Target 2x Long POET ETF
Defiance Daily Target 2x Long COMM ETF
Defiance Daily Target 2x Long AMKR ET
Defiance Daily Target 2x Short RKT ETF
Defiance AdvMicrDev LightningSpread Income ETF
Defiance AAPL LightningSpread Income ETF
Defiance Blkstne LightningSpread Income ETF
Defiance CRCL LightningSpread Income ETF
Defiance COIN LightningSpread Income ETF
Defiance FcBk LightningSpread Income ETF
Defiance MSTR LightningSpread Income ETF
Defiance NVDA LightningSpread Income ETF
Defiance ORCL LightningSpread Income ETF
Defiance PLTR LightningSpread Income ETF
Defiance TSLA LightningSpread Income ETF
Defiance Bitcoin LightningSpread Income ETF
Defiance Ethereum LightningSpread Income ETF
Defiance Gold LightningSpread Income ETF
Defiance Gold Miners LightningSpread Income ETF
Defiance Silver Miners LightningSpread Income ETF
Defiance Solana LightningSpread Income ETF
Defiance XRP LightningSpread Income ETF
Defiance Daily Target 2x Long AMTM ETF
Defiance Space Data Center Leaders ETF
Defiance Pure Space Daily 2X Strategy ETF
Defiance Daily Target 2X Long ABTC ETF
Defiance Daily Target 2X Long GCT ETF
Defiance Daily Target 2X Long LUMN ETF
Defiance Daily Target 2X Long MDLN ETF
Defiance Daily Target 2X Long PINS ETF
Defiance Daily Target 2X Long ROKU ETF
Defiance Daily Target 2X Long SATS ETF
Defiance Daily Target 2X Long SNDL ETF
Defiance Daily Target 2X Long TLRY ETF
Defiance Daily Target 2X Long WBD ETF
Defiance Daily Target 2X Long XOVR ETF
Defiance Daily Target 2X Long Discord ETF

Defiance Daily Target 2X Long ASTS ETF
Defiance Daily Target 2X Long BKSY ETF
Defiance Daily Target 2X Long COHR ETF
Defiance Daily Target 2X Long ENVX ETF
Defiance Daily Target 2X Long FRSH ETF
Defiance Daily Target 2X Long GSAT ETF
Defiance Daily Target 2X Long JD ETF
Defiance Daily Target 2X Long LEU ETF
Defiance Daily Target 2X Long OUST ETF
Defiance Daily Target 2X Long RDW ETF
Defiance Daily Target 2X Long RVMD ETF
Defiance Daily Target 2X Long STX ETF
Defiance Daily Target 2X Long VSAT ETF
Defiance Daily Target 2x Long RYAAY ETF
Defiance Daily Target 2x Long UMAC ETF
Defiance Daily Target 2x Long WYFI ETF
Defiance Daily Target 2x Long ABAT ETF
Defiance Daily Target 2x Long PRME ETF
Defiance Daily Target 2x Long KULR ETF
Defiance Daily Target 2x Long SPCE ETF
Defiance Daily Target 2x Long ALMU ETF
Defiance Daily Target 2x Long FJET ETF
Defiance Daily Target 2x Long RYCEY ETF
Defiance Daily Target 2X Long OPTT ETF
Defiance Daily Target 2X Long SIDU ETF
Defiance Daily Target 2X Long SSNLF ETF
Defiance Daily Target 2X Long HXSCL ETF
Defiance Daily Target 2X Long KRKNF ETF
Defiance Daily Target 2x Long KOPN ETF
Defiance Daily Target 2x Long LTRX ETF
Defiance Daily Target 2x Long OSS ETF
Defiance Daily Target 2x Long VELO ETF
Defiance Daily Target 2x Long REKR ETF
Defiance Daily Target 2x Long YALL ETF
Defiance Daily Target 2x Long AMPX ETF
Defiance Daily Target 2x Long BEAT ETF
Defiance Daily Target 2x Long YSS ETF
Defiance Pure AI Daily 2X Strategy ETF
Defiance Daily Target 2X Long CRSR ETF
Defiance Daily Target 2X Long FSLY ETF
Defiance Daily Target 2X Long INFQ ETF
Defiance Daily Target 2X Long PI ETF
Defiance Daily Target 2X Long RPID ETF
Defiance Daily Target 2X Long AAOI ETF
Defiance KSM TipRanks Analyst ETF
Defiance Nasdaq 100 Autocallable Income ETF
Defiance Bitcoin Autocallable Income ETF
Defiance Gold Autocallable Income ETF
Defiance Silver Autocallable Income ETF
Defiance Daily Target 2X Long VAVX ETF
Defiance Daily Target 2X Long SIL

Defiance Daily Target 2X Long SILJ ETFs
Defiance Daily Target 2X Long [SpaceX] ETF
Defiance Daily Target 2x Short [SpaceX] ETF
Defiance 2X Daily Short Pure Space Index ETF
Defiance 2X Daily Short Taiwan ETF
Defiance Daily Target 2X Long [Anduril]
Defiance Daily Target 2X Long [Anthropic] ETFs
Defiance Daily Target 2X Long [Cohere] ETF
Defiance Daily Target 2X Long [X-Energy] ETF
Defiance Daily Target 2X Long DRAM ETF
Defiance Daily Target 2X Long FLNC ETF
Defiance Daily Target 2X Long KRMN ETF
Defiance Daily Target 2X Long MTSI ETF
Defiance Daily Target 2X Long OpenAI ETF
Defiance Daily Target 2X Long PURR ETF
Defiance Daily Target 2X Long SIVEF ETF
Defiance Daily Target 2X Short [Anduril] ETF
Defiance Daily Target 2X Short [Anthropic] ETF
Defiance Daily Target 2X Short [Cohere] ETF
Defiance Daily Target 2X Short Discord ETF
Defiance Daily Target 2X Short Long OpenAI ETF

CoreValues Alpha Greater China Growth ETF
CoreValues America First Technology ETF

Hilton Small-MidCap Opportunity ETF
Hilton BDC Corporate Bond ETF

Quantify Absolute Income ETF
Quantify 2X Daily All Cap Crypto ETF
Quantify 2X Daily Alt Season Crypto ETF
Quantify 2X Daily AltAlt Season Crypto ETF

STKD Bitcoin & Gold ETF
STKd 100% COIN & 100% NVDA ETF
STKd 100% NVDA & 100% MSTR ETF
STKd 100% COIN & 100% HOOD ETF
STKd 100% NVDA & 100% AMD ETF
STKd 100% TSLA & 100% MSTR ETF
STKd 100% TSLA & 100% NVDA ETF
STKd 100% META & 100% AMZN ETF

IncomeSTKd 1x US Stocks & 1x Bitcoin Premium ETF
IncomeSTKd 1x US Stocks & 1x Gold Premium ETF
IncomeSTKd 1x Bitcoin & 1x Gold Premium ETF
IncomeSTKd 1x Treasury & 1x Gold Premium ETF
IncomeSTKd 1x Bitcoin & 1x Treasury Premium ETF
IncomeSTKd 1x US Stocks & 1x Treasury Premium ETF

IncomeQ Bitcoin & Bitcoin Treasury mNAV Harvester ETF
IncomeQ Crypto & Crypto Treasury mNAV Harvester ETF

iREIT® - MarketVector Quality REIT Index ETF

Even Herd Long Short ETF

Peerless Option Income Wheel ETF

Clockwise U.S. Core Equity ETF

Cambria Chesapeake Pure Trend ETF

LevMax™ Bitcoin [Monthly 3x1] ETF
LevMax™ COIN [Monthly 3x1] ETF
LevMax™ MSTR [Monthly 3x1] ETF
LevMax™ NVDA [Monthly 3x1] ETF
LevMax™ PLTR [Monthly 3x1] ETF
LevMax™ TSLA [Monthly 3x1] ETF
LevMax™ AMZN [Monthly 3x1] ETF
LevMax™ BRK.B [Monthly 3x1] ETF
LevMax™ MSFT [Monthly 3x1] ETF
LevMax™ HOOD [Monthly 3x1] ETF
LevMax™ RDDT [Monthly 3x1] ETF
LevMax™ SMCI [Monthly 3x1] ETF

Chesapeake Trend-Following Fixed Income ETF

Portfolio Building Block 1X Inverse US Large Cap Daily Target ETF
Portfolio Building Block 1X Inverse US Growth Daily Target ETF

Fitz-Gerald Must Have Portfolio® ETF
Fitz-Gerald Must Have Portfolio® and Options Overlay ETF